UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 30, 2008

Home Federal Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	000-52995	26-0886727
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)        Departure of Directors

On January 29, 2008, Home Federal Bancorp, Inc. (the "Company"), the holding company for Home Federal Bank ("Bank"), announced that Mr. Thomas W. Malson, a director of the Company and the Bank, had retired from the Boards of Directors of the Company and the Bank effective January 30, 2008. In connection with Mr. Malson's retirement, the Board has taken action to reduce the number of the Company's Board of Directors to seven members.

(b)        Departure of Certain Officers

Also on January 29, 2008, Mr. Daniel L. Stevens, the President and Chief Executive Officer of the Company and the Chief Executive Officer of the Bank, announced that he would step down from these positions effective January 30, 2008. Mr. Stevens' announcement is in connection with his retirement announced in August 2006 and pursuant to the transition schedule set forth in a previously filed transition agreement. Mr. Stevens will continue to serve as Chairman of the Board of the Company and the Bank.

(c)        Appointment of Certain Officers

Also on January 29, 2008, the Company appointed Len E. Williams, the President of the Bank since September 2006, to the position of President and Chief Executive Officer of the Company effective January 30, 2008. The Bank also appointed Mr. Williams to the position of Chief Executive Officer effective January 30, 2008.

(e)        Compensatory Arrangements of Certain Officers

In recognition of Mr. Stevens' past performance, loyalty, service and invaluable contributions to the success of the Company and the Bank, the Board of Directors determined that he will receive a cash bonus of $150,000 to be paid on January 31, 2008. In particular, the Board of Directors recognized Mr. Stevens' efforts in completing the second-step conversion of the Bank, which closed on December 19, 2007.

Mr. Williams' compensation arrangement with the Company and the Bank provides that he will be entitled to an annual base salary of $235,000. Mr. Williams' other compensation and benefit arrangements remain unchanged.

A news release announcing these events is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

         (c)         Exhibits

        99.1        Press release dated January 30, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: January 30, 2008	By: /s/ Robert A. Schoelkoph
Robert A. Schoelkoph Senior Vice President and Chief Financial Officer

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Exhibit 99.1

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FOR IMMEDIATE RELEASE

HOME FEDERAL BANCORP, INC. ANNOUNCES
RETIREMENT AND APPOINTMENT OF
PRESIDENT AND CHIEF EXECUTIVE OFFICER,
AND RETIREMENT OF BOARD MEMBER

Nampa, Idaho - (January 30, 2008) - Home Federal Bancorp, Inc. (the "Company") (NASDAQ: Global Select Market: HOME), the holding company for Home Federal Bank ("Bank") announced today that Daniel L. Stevens will step down as the Company's President and Chief Executive Officer and as the Bank's Chief Executive Officer, and that Len E. Williams, the President of the Bank, had been appointed as Mr. Stevens' successor in accordance with the Company's previously announced succession plan. In addition, the Company also announced the retirement of Mr. Thomas W. Malson from the Boards of Directors of the Company and the Bank.

Mr. Stevens' retirement as the Company's President and Chief Executive Officer and as the Bank's Chief Executive Officer is effective today. Mr. Stevens will continue to serve as Chairman of the Board of the Company and the Bank. The Company previously announced Mr. Stevens' plans for retirement and for his succession by Mr. Williams, who was hired as President of the Bank in September 2006 as part of the Company's management transition strategy.

"Dan's leadership and dedication are evident in the success the Company and Bank have experienced over the years. He is responsible for taking the Company public in 2004 and, more recently, for the successful completion of the Bank's second-step conversion on December 19, 2007," stated Mr. Williams. "I look forward to continuing Dan's efforts in the successful operation of the Company and the Bank and moving forward with our established strategic plan," he continued.

Mr. Stevens commented, "The rest of the directors and I are very pleased that Len is taking over the management of the Company and of the Bank. Our transition over these past several months has been productive and very smooth. I'm excited to provide my support from the Board Room and to watch Len continue in his strong leadership of our organization and to implement his team's operating and strategic plans."

Mr. Stevens' many contributions to the Company and the Bank were further recognized by the Board of Directors. The Board also recognized Mr. Malson for his service as a director to the Company and the Bank since 1986.

Home Federal Bancorp, Inc. is a Maryland corporation headquartered in Nampa, Idaho, and is the savings and loan holding company of Home Federal Bank, a federal savings bank that was originally organized as a building and loan association in 1920. The Company serves the Treasure Valley region of southwestern Idaho that includes Ada, Canyon, Elmore and Gem Counties, through 15 full-service banking offices and two mortgage loan centers. The Company's common stock is traded on the NASDAQ Global Select Market under the symbol "HOME." The Company's stock is also included in the America's Community Bankers NASDAQ Index. For more information, visit the Company's web site at www.myhomefed.com.

Forward-Looking Statements:

Statements in this news release regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA") and are made pursuant to the safe harbors of the PSLRA. Actual results could be materially different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ

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include but are not limited to: general economic and banking business conditions, competitive conditions between banks and non-bank financial service providers, interest rate fluctuations, regulatory and accounting changes, the value of mortgage servicing rights, risks related to construction and development lending, commercial and small business banking and other risks. Additional factors that could cause actual results to differ materially are disclosed in Home Federal Bancorp, Inc.'s recent filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the year ended September 30, 2007, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements are accurate only as of the date released, and we do not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.

CONTACT:       Len E. Williams, President and Chief Executive Officer
TELEPHONE:   (208) 468-5048